UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2015

California Republic Auto Receivables Trust 2015-3

(Exact name of Issuing Entity as specified in its charter)

California Republic Funding, LLC

(Exact name of Depositor as specified in its charter)

California Republic Bank

(Exact name of Sponsor as specified in its charter)

State of Delaware	333-199204-04	38-7138837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman, Suite 1100 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 270-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

In connection with the $425,000,000 Asset Backed Notes offered pursuant to the Prospectus dated September 16, 2015 and the Prospectus Supplement dated September 25, 2015, California Republic Auto Receivables Trust 2015-3 (the “Issuer”) and California Republic Funding, LLC (the “Depositor”) have entered into, or intend to enter into at closing, the agreements listed below in Item 9.01, copies of which are annexed as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated September 25, 2015, between the Depositor, California Republic Bank (“CRB”) and Credit Suisse Securities (USA) LLC, as underwriter.

4.1	Amended and Restated Trust Agreement, dated as of September 1, 2015, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”).

4.2	Indenture, dated as of September 1, 2015, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Sale and Servicing Agreement, dated as of September 1, 2015, among the Issuer, the Depositor, CRB, as seller, servicer, administrator and custodian and the Indenture Trustee.

10.2	Administration Agreement, dated as of September 1, 2015, among the Issuer, CRB, as administrator, the Owner Trustee and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of September 1, 2015, between CRB, as seller, and the Depositor, as purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA REPUBLIC FUNDING, LLC, as Depositor

By:	/s/ Jon Wilcox
Jon Wilcox Manager

Date: September 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 25, 2015, between California Republic Funding, LLC, California Republic Bank and Credit Suisse Securities (USA) LLC, as underwriter.

4.1	Amended and Restated Trust Agreement, dated as of September 1, 2015, between California Republic Funding, LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of September 1, 2015, between California Republic Auto Receivables Trust 2015-3 and U.S. Bank National Association, as indenture trustee.

10.1	Sale and Servicing Agreement, dated as of September 1, 2015, among California Republic Auto Receivables Trust 2015-3, California Republic Funding, LLC, California Republic Bank, as seller, servicer, administrator and custodian and U.S. Bank National Association.

10.2	Administration Agreement, dated as of September 1, 2015, among the Issuer, CRB, as administrator, Wilmington Trust, National Association and U.S. Bank National Association.

10.3	Receivables Purchase Agreement, dated as of September 1, 2015, between California Republic Bank, as seller, and California Republic Funding, LLC, as purchaser.

4